SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549



                                   FORM 8-K

                                Current Report

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
                             the ("Exchange Act")

      Date of Report (date of earliest event reported): January 20, 2004


                                Ceristar, Inc.
            (Exact Name of Registrant as Specified in its Charter)

               Delaware                                       87-0642448
        (State or Other Jurisdiction                     (I.R.S. Employer
             of incorporation)                        Identification Number)


                         50 West Broadway, Suite 1100
                          Salt Lake City, Utah 84101
              (Address of Principal Executive Offices) (Zip Code)


                                (801) 350-2017
             (Registrant's Telephone Number, Including Area Code)








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ITEM 6:  RESIGNATIONS OF REGISTRANT'S DIRECTORS

       On January 20, 2004, Dane Goodfellow resigned as a member of our Board of Directors to pursue other endeavors and there was no disagreement between the parties.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (a)  Exhibits

           99.1       Letter of Resignation from Dane Goodfellow dated January
                      20, 2004.

SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERISTAR, INC.

/s/ Fred Weismiller
------------------------
Fred Weismiller
Chief Executive Officer

Dated: January 21, 2004